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                                                                   EXHIBIT 10.21

                      VOTING AND EXCHANGE TRUST AGREEMENT

     MEMORANDUM OF AGREEMENT made as of the    --   day of November, 1996.

B E T W E E N:
                       SOURCE MEDIA, INC.,
                       a corporation subsisting under the
                       laws of the State of Delaware,

                       (hereinafter referred to as "Source"),

                                                              OF THE FIRST PART,

                                                - and -

                       CABLESHARE INC.,
                       a corporation subsisting under the laws
                       of the Province of Ontario,

                       (hereinafter referred to as "Cableshare"),

                                                             OF THE SECOND PART,

                                                - and -

                       -- TRUST COMPANY,
                       a trust company incorporated under the
                       laws of --,

                       (hereinafter referred to as the "Trustee"),

                                                              OF THE THIRD PART.

     WHEREAS pursuant to an arrangement agreement (the "Arrangement Agreement") dated as of November 13, 1996 between Source and Cableshare, the parties agreed that Source and Cableshare would execute and deliver a voting and exchange trust agreement forthwith following the filing of articles of arrangement to give effect to the arrangement referred to therein, such voting and exchange trust agreement to contain the terms and conditions set forth in Exhibit 6 to the Arrangement Agreement together with such other terms and conditions as may be customary for agreements of a similar nature and as may be agreed to by the parties to the Arrangement Agreement, acting reasonably;

     AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by
articles of arrangement dated    --   , 1996 filed pursuant to the Business
Corporations Act (Ontario), each shareholder of Cableshare who properly elected to do so received Exchangeable Non-Voting Shares in the capital of Cableshare ("Exchangeable Shares") for the issued and outstanding Class A Subordinate Voting Shares in the capital of Cableshare ("Class A Shares") and the issued and outstanding Class B Multiple Voting Shares in the capital of Cableshare ("Class B Shares") held by such shareholder, in a ratio determined pursuant to the Arrangement Agreement;

     AND WHEREAS pursuant to the Arrangement, each other shareholder of Cableshare (other than those who properly exercised dissent rights and will become entitled to be paid the fair value of the Cableshare shares held by them and other than IT Network, Inc. and 997758 Ontario Inc. (the "Source Affiliates")), received issued and outstanding shares of the Common Stock of Source ("Source Common Shares"), in a

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ratio determined pursuant to the Arrangement Agreement in exchange for the issued and outstanding Class A Shares and Class B Shares held by such shareholder;

     AND WHEREAS pursuant to the Arrangement and immediately following the above-mentioned exchanges and conversions of shares, each issued and outstanding Class A Share and Class B Share was converted into one common share in the capital of Cableshare (a "Cableshare New Common Share");

     AND WHEREAS pursuant to the Arrangement and the exchanges and conversions of shares referred to above, Source holds all of the issued and outstanding shares of Cableshare other than the issued and outstanding Exchangeable Shares;

     AND WHEREAS the above-mentioned articles of arrangement set forth the rights, privileges, restrictions and conditions (collectively the "Share Provisions") attaching to the Exchangeable Shares;

     AND WHEREAS Source is to provide voting rights in Source to each holder (other than Source, its subsidiaries and Affiliates) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per Source Common Share;

     AND WHEREAS Source is to grant to and in favour of the holders (other than Source, its subsidiaries and Affiliates) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require Source to purchase from each such holder all but not less than all the Exchangeable Shares held by the holder;

     AND WHEREAS the parties hereto desire to make appropriate provisions and to establish a procedure whereby votes at Source Meetings shall be exercisable by holders (other than Source, its subsidiaries and Affiliates) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to the Source Special Voting Share to which voting rights attach for the benefit of such holders, and whereby the right to require Source to purchase Exchangeable Shares from the holders thereof (other than Source, its subsidiaries and Affiliates) shall be exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such right for the benefit of such holders;

     AND WHEREAS these recitals and any statements of fact in this trust agreement are made by Source and Cableshare and not by the Trustee;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. In this trust agreement, the following terms shall have the following meanings:

      "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

      "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of Source to effect the automatic exchange of Source Common Shares for Exchangeable Shares pursuant to section 5.12.

      "BENEFICIARIES" means the registered holders from time to time of Exchangeable Shares, other than Source, its subsidiaries and Affiliates.

      "BENEFICIARY VOTES" has the meaning ascribed thereto in section 4.2.

      "BOARD OF DIRECTORS" means the Board of Directors of Cableshare.

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      "BUSINESS DAY" means a day other than a Saturday, a Sunday or a statutory holiday in the City of Toronto, Ontario or the City of Dallas, Texas.

      "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

      "CURRENT MARKET PRICE" means, in respect of a Source Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of Source Common Shares during a period of 20 consecutive trading days ending not more than five trading days before date on the National Market System of the National Association of Securities Dealers Automated Quotation System, or, if Source Common Shares are not then quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, on such other stock exchange or automated quotation system on which Source Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Source Common Shares during such period does not create a market which reflects the fair market value of a Source Common Share, then the Current Market Price of a Source Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors of Source may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

      "EXCHANGE RIGHT" has the meaning ascribed thereto in section 5.1.

      "INSOLVENCY EVENT" means the institution by Cableshare of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of Cableshare to the institution of bankruptcy, insolvency or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Cableshare to contest in good faith any such proceedings commenced in respect of Cableshare within 15 days of becoming aware thereof, or the consent by Cableshare to the filing of any such petition or to the appointment of a receiver, or the making by Cableshare of a general assignment for the benefit of creditors, or the admission in writing by Cableshare of its inability to pay its debts generally as they become due, or Cableshare not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to
      Section 6.6 of the Share Provisions.

      "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

      "LIQUIDATION EVENT" has the meaning ascribed thereto in section 5.12(b).

      "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in section 5.12(c).

      "LIST" has the meaning ascribed thereto in section 4.6.

      "OFFICER'S CERTIFICATE" means, with respect to Source or Cableshare, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of Source or Cableshare, as the case may be.

      "PERSON" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

      "PLAN OF ARRANGEMENT" means the plan of arrangement of Cableshare providing for the Arrangement.

      "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Share Provisions.

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      "RETRACTED SHARES" has the meaning ascribed thereto in section 5.7.

      "RETRACTION CALL RIGHT" has the meaning ascribed thereto in the Share Provisions.

      "SOURCE AFFILIATES" means Affiliates of Source.

      "SOURCE COMMON SHARE" means one share of Source Common Stock, U.S.$0.001 par value.

      "SOURCE CONSENT" has the meaning ascribed thereto in section 4.2.

      "SOURCE MEETING" has the meaning ascribed thereto in section 4.2.

      "SOURCE SPECIAL VOTING SHARE" means the one share of Special Voting Stock of Source, which entitles the holder of record to a number of votes at meetings of holders of Source Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Source and its Affiliates), which share is to be issued to, deposited with, and voted by, the Trustee as described herein.

      "SOURCE SUCCESSOR" has the meaning ascribed thereto in section 11.1(a).

      "SUPPORT AGREEMENT" means that certain support agreement made as of even date hereto between Cableshare and Source.

      "TRUST" means the trust created by this agreement.

      "TRUST ESTATE" means the Source Special Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this trust agreement.

      "TRUSTEE" means    --   Trust Company and, subject to the provisions of
      Article 10, includes any successor trustee.

      "VOTING RIGHTS" means the voting rights attached to the Source Special Voting Share.

1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this trust agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this trust agreement.

1.3 NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this trust agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2

                              PURPOSE OF AGREEMENT

2.1 ESTABLISHMENT OF TRUST. The purpose of this trust agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the Source Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this trust agreement.

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                                   ARTICLE 3

                          SOURCE SPECIAL VOTING SHARE

3.1 ISSUE AND OWNERSHIP OF THE SOURCE SPECIAL VOTING SHARE. Source hereby issues to and deposits with the Trustee the Source Special Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this trust agreement. Source hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Source Special Voting Share by Source to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Source Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Source Special Voting Share provided that the Trustee shall:

      (a) hold the Source Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this trust agreement; and

      (b) except as specifically authorized by this trust agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Source Special Voting Share and the Source Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

3.2 LEGENDED SHARE CERTIFICATES. Cableshare will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by the Beneficiary.

3.3 SAFE KEEPING OF CERTIFICATE. The certificate representing the Source Special Voting Share shall at all times be held in safe keeping by the Trustee.

                                   ARTICLE 4

                           EXERCISE OF VOTING RIGHTS

4.1 VOTING RIGHTS. The Trustee, as the holder of record of the Source Special Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Source Special Voting Share on any matter, question or proposition whatsoever that may properly come before the shareholders of Source at a Source Meeting or in connection with a Source Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.15 hereof, the Trustee shall exercise the Voting Rights only:

      (a) on the basis of instructions received pursuant to this Article 4 from Beneficiaries entitled to instruct the Trustee as to the voting thereof at the time at which Source Consent is effective or Source Meeting is held; or

      (b) to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

4.2 NUMBER OF VOTES. With respect to all meetings of shareholders of Source at which holders of Source Common Shares are entitled to vote (a "Source Meeting") and with respect to all written consents sought by Source from its shareholders including the holders of Source Common Shares (a "Source Consent"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by Source or by applicable law for such Source Meeting or Source Consent, as the case may be (the "Beneficiary Votes") in respect of each matter, question or proposition to be voted on at such Source Meeting or to be consented to in connection with such Source Consent.

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4.3    MAILINGS TO SHAREHOLDERS. With respect to each Source Meeting and Source
Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Source utilizes in communications to holders of Source Common Shares) to each of the Beneficiaries named in the List referred to in section 4.6 on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Source to its shareholders:

      (a) a copy of such notice, together with any related materials to be provided to shareholders of Source;

      (b) a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such Source Meeting or Source Consent, as the case may be, or, pursuant to section 4.7, to attend such Source Meeting and to exercise personally the Beneficiary Votes thereat;

      (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

          (i) a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

          (ii) a proxy to a designated agent or other representative of the management of Source to exercise such Beneficiary Votes;

      (d) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

      (e) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

      (f) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Source Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting, and of the method for revoking or amending such instructions.

For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any such Source Meeting or Source Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by Source or by applicable law for purposes of determining shareholders entitled to vote at such Source Meeting or to give written consent in connection with such Source Consent. Source will notify the Trustee of any decision of the Board of Directors of Source with respect to the calling of any such Source Meeting or the seeking of any such Source Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this section 4.3.

4.4 COPIES OF SHAREHOLDER INFORMATION. Source will deliver to the Trustee copies of all proxy materials (including notices of Source Meetings but excluding proxies to vote Source Common Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Source Common Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Source Common Shares. The Trustee will mail or otherwise send to each Beneficiary, at the expense of Source, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Source) received by the Trustee from Source at the same time as such materials are first sent to holders of Source Common Shares. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal corporate trust office in the City of Toronto all proxy materials, information statements, reports and other written communications that are:

      (a) received by the Trustee as the registered holder of the Source Special Voting Share and made available by Source to the holders of Source Common Shares; or

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      (b) specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Source.

4.5 OTHER MATERIALS. Immediately after receipt by Source or any shareholder of Source of any material sent or given to the holder of Source Common Shares by or on behalf of a third party, including without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Source shall use its best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. Immediately upon receipt thereof, the Trustee will mail or otherwise send to each Beneficiary, at the expense of Source, copies of all such materials received by the Trustee from Source. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal corporate trust office in the City of Toronto copies of all such materials.

4.6 LIST OF PERSONS ENTITLED TO VOTE. Cableshare shall, (a) prior to each annual, general and special Source Meeting or the seeking of any Source Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Source Meeting or a Source Consent, at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Source Meeting or a Source Consent, at the close of business on the record date established by Source or pursuant to applicable law for determining the holders of Source Common Shares entitled to receive notice of and/or to vote at such Source Meeting or to give consent in connection with such Source Consent. Each such List shall be delivered to the Trustee promptly after receipt by Cableshare of such request or the record date for such meeting or seeking of consent, as the case may be. Source agrees to give Cableshare notice (with a copy to the Trustee) of the calling of any Source Meeting or the seeking of any Source Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable Cableshare to perform its obligations under this section 4.6.

4.7 ENTITLEMENT TO DIRECT VOTES. Any Beneficiary named in a List prepared in connection with any Source Meeting or any Source Consent will be entitled (a) to instruct the Trustee in the manner described in section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled except, in each case, to the extent that such Beneficiary has transferred the ownership of any Exchangeable Shares in respect of which such Beneficiary is entitled to Beneficiary Votes after the close of business on the record date for such meeting or seeking of consent.

4.8    VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE AT MEETING.

      (a) In connection with each Source Meeting and Source Consent, the
          Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Beneficiary pursuant to section 4.3.

      (b) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Source Meeting. upon submission by a Beneficiary (or its designee) of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to section 4.3 in respect of such meeting, or
          (ii) submits

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          to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary exercising such Beneficiary Votes shall have the same rights as the Trustee to speak at the meeting in favour of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9 DISTRIBUTION OF WRITTEN MATERIALS. Any written materials distributed by the Trustee pursuant to this trust agreement shall be delivered in person or sent by mail (or otherwise communicated in the same manner as Source utilizes in communications to holders of Source Common Shares) to each Beneficiary at its address as shown on the books of Cableshare. Cableshare shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

      (a) current lists of the registered holders of Exchangeable Shares; and

      (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this trust agreement.

4.10 TERMINATION OF VOTING RIGHTS. All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Source and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Source Common Shares, as specified in Article 5 hereof (unless in either case Source shall not have delivered the requisite Source Common Shares issuable in exchange therefor to the Trustee for delivery to the Beneficiaries), or upon the redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of Cableshare pursuant to Article 5 of the Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by Source pursuant to the exercise by Source of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                   ARTICLE 5

                     EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

5.1 GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT. Source hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require Source to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary and the Automatic Exchange Rights, all in accordance with the provisions of this agreement. Source hereby acknowledges receipt from Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by Source to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

      (a) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this trust agreement; and

      (b) except as specifically authorized by this trust agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

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5.2    LEGENDED SHARE CERTIFICATES. Cableshare will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

      (a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary; and

      (b) the Automatic Exchange Rights.

5.3 GENERAL EXERCISE OF EXCHANGE RIGHT. The Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to section 7.15, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4 PURCHASE PRICE. The purchase price payable by Source for each Exchangeable Share to be purchased by Source under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a Source Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to the declared and unpaid dividends). The purchase price for each such Exchangeable Share so purchased may be satisfied only by Source issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one Source Common Share and a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to section 5.13 hereof).

5.5 EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the books of Cableshare. To cause the exercise of the Exchange Right by the Trustee, the Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, at its principal corporate trust office in Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires Source to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Business Corporations Act (Ontario) and the by-laws of Cableshare and such additional documents and instruments as the Trustee may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require Source to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by Source free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing Source Common Shares issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, Cableshare and Source of payment) of the taxes (if any) payable as contemplated by section 5.8 of this trust agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by Source under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Cableshare.

5.6 DELIVERY OF SOURCE COMMON SHARES: EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires Source to purchase under the Exchange Right together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, or evidence thereof), duly endorsed for the transfer to Source, the Trustee shall notify Source and Cableshare of its receipt of the same, which notice to Source and Cableshare shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and Source shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other persons, if any, properly designated by such Beneficiary) the number of Source Common Shares issuable in connection with the exercise of the Exchange Right, and cheques for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to section 5.13 hereof); provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to the Trustee, Cableshare and Source of the payment of) the taxes (if any) payable as contemplated by section 5.8 of this trust agreement. Immediately upon the giving of notice by the Trustee to Source and Cableshare of the exercise of the Exchange Right, as provided in this section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have transferred to Source all of its right, title and interest in and to such Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless the requisite number of Source Common Shares (together with a cheque for the balance, if any, of the total purchase price therefor without interest (but less any amount withheld pursuant to section 5.13 hereof) is not allotted, issued and delivered by Source to the Trustee, for delivery to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Beneficiary shall remain unaffected until such Source Common Shares are so allotted, issued and delivered by Source and any such cheque is so delivered and paid. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of Source Common Shares delivered to it pursuant to the Exchange Right.

5.7 EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Beneficiary has exercised its right under Article 6 of the Share Provisions to require Cableshare to redeem any or all of the Exchangeable Shares held by the Beneficiary (the "Retracted Shares") and is notified by Cableshare pursuant to
Section 6.6 of the Share Provisions that Cableshare will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that Source shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to Cableshare pursuant to Section 6.1 of the Share Provision, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which Cableshare is unable to redeem. In any such event, Cableshare hereby agrees with the Trustee and in favour of the Beneficiary immediately to notify the Trustee of such prohibition against Cableshare redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to Cableshare or to the transfer agent of the Exchangeable Shares (including without limitation, a copy of the retraction request delivered pursuant to
Section 6.1 of the Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that Cableshare is not permitted to redeem and will require Source to purchase such shares in accordance with the provisions of this Article 5.

5.8 STAMP OR OTHER TRANSFER TAXES. Upon any sale of Exchangeable Shares to Source pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Source Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and neither Source, Cableshare nor the Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Beneficiary or (b) shall have evidenced to the satisfaction of the Trustee, Source and Cableshare that such taxes, if any, have been paid.

5.9 NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Cableshare and

Source shall give written notice thereof to the Trustee. Immediately upon receiving notice from Cableshare and Source of the occurrence of an Insolvency Event, or upon the Trustee becoming aware of an Insolvency Event, the Trustee will mail promptly to each Beneficiary, at the expense of Source, a notice of such Insolvency Event, which notice shall contain a brief statement of the right of the Beneficiaries with respect to the Exchange Right.

5.10 QUALIFICATION OF SOURCE COMMON SHARES. Source covenants that if any Source Common Shares to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfilment of any other legal requirement before such shares may be issued and delivered by Source to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of Source for purposes of Canadian federal or provincial securities law or an "affiliate" of Source for purposes of United States federal or state securities law), Source will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Source Common Shares to be and remain duly registered, qualified or approved. Source will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause all Source Common Shares to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Source Common Shares are listed, quoted or posted for trading at such time.

5.11 SOURCE COMMON SHARES. Source hereby represents, warrants and covenants that the Source Common Shares issuable as described herein will be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

5.12   AUTOMATIC EXCHANGE ON LIQUIDATION OF SOURCE.

      (a) Source will give the Trustee notice of each of the following events at the time set forth below:

          (i) in the event of any determination by the Board of Directors of Source to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Source or to effect any other distribution of assets of Source among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) immediately, upon the earlier of (A) receipt by Source of notice of and (B) Source otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Source or to effect any other distribution or winding-up of Source or to effect any other distribution of assets of Source among its shareholders for the purpose of winding up its affairs.

      (b) Immediately following receipt by the Trustee from Source of notice of any event (a "Liquidation Event") contemplated by section 5.12(a)(i) or 5.12(a)(ii) above, the Trustee will give notice thereof to the Beneficiaries. Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Source Common Shares provided for in section 5.12(c).

      (c) In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Source Common Shares in the distribution of assets of Source in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for Source Common Shares. To effect such automatic exchange, Source shall purchase each Exchangeable Share outstanding on the Liquidation Event Effective Date and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a Source Common Share on the last Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Source issuing to the Beneficiary one Source Common Share, and (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon.

      (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Source Common Shares shall be deemed to have occurred, and each Beneficiary of Exchangeable Shares shall be deemed to have transferred to Source all of the Beneficiary's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and Source shall issue to the Beneficiary the Source Common Shares issuable upon the automatic exchange of Exchangeable Shares for Source Common Shares and shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to section 5.13 hereof. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Source Common Shares issued to it pursuant to the automatic exchange of Exchangeable Shares for Source Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Source pursuant to such automatic exchange shall thereafter be deemed to represent Source Common Shares issued to the Beneficiary by Source pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Source Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as Source may reasonably require, Source shall deliver or cause to be delivered to the Beneficiary certificates representing Source Common Shares of which the Beneficiary is the holder.

5.13 WITHHOLDING RIGHTS. Source and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this trust agreement to any holder of Exchangeable Shares such amounts as Source or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Source and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Source or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and Source or the Trustee shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

                                   ARTICLE 6

              RESTRICTIONS ON ISSUE OF SOURCE SPECIAL VOTING STOCK

6.1 ISSUE OF ADDITIONAL SHARES. During the term of this trust agreement, Source will not without the consent of the holders at the relevant time of Exchangeable Shares, given in accordance with the share provisions attaching to such shares, issue any shares of its Special Voting Stock in addition to the Source Special Voting Share.

                                   ARTICLE 7

                             CONCERNING THE TRUSTEE

7.1 POWERS AND DUTIES OF THE TRUSTEE. The rights, powers, duties and authorities of the Trustee under this trust agreement, in its capacity as trustee of the Trust, shall include:

      (a) receipt and deposit of the Source Special Voting Share from Source as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this agreement;

      (b) granting proxies and distributing materials to Beneficiaries as provided in this trust agreement;

      (c) voting the Beneficiary Votes in accordance with the provisions of this trust agreement;

      (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from Source as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this trust agreement;

      (e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this trust agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distribution to such Beneficiaries of Source Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

      (f) holding title to the Trust Estate;

      (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this trust agreement;

      (h) taking action on its own initiative or at the direction of a Beneficiary or Beneficiaries to enforce the obligations of Source under this trust agreement; and

      (i) taking such other actions and doing such other things as are specifically provided in this trust agreement.

      In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this trust agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by the Trustee shall be final, conclusive and binding upon all persons.

      The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

7.2 NO CONFLICT OF INTEREST. The Trustee represents to Cableshare and Source that at the date of execution and delivery of this trust agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10. If, notwithstanding the foregoing provisions of this section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this trust agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this section 7.2, any interested party may apply to the Ontario Court of Justice for an order that the Trustee be replaced as trustee hereunder.

7.3 DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC. Cableshare and Source irrevocably authorize the Trustee, from time to time, to:

      (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Source Common Shares; and

      (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this trust agreement and (ii) from the transfer agent of Source Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the automatic exchange of Exchangeable Shares for Source Common Shares in the manner specified in Article 5 hereof.

Cableshare and Source irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Source covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the automatic exchange of Exchangeable Shares for Source Common Shares, in each case pursuant to Article 5 hereof.

7.4 BOOKS AND RECORDS. The Trustee shall keep available for inspection by Source and Cableshare, at the Trustee's principal corporate trust office in Toronto, Ontario, correct and complete books and records of account relating to the Trust created by this trust agreement, including without limitation, all data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and the Automatic Exchange Rights. On or before March 31, 1997, and on or before March 31 in every year thereafter, so long as the Source Special Voting Share is on deposit with the Trustee, the Trustee shall transmit to Source and Cableshare a brief report, dated as of the preceding December 31, with respect to:

      (a) the property and funds comprising the Trust Estate as of that date;

      (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issuance by Source of Source Common Shares in connection with the Exchange Right, during the calendar year ended on such date; and

      (c) any action taken by the Trustee in the performance of its duties under this trust agreement which it had not previously reported and which, in the Trustee's opinion, materially affects the Trust Estate.

7.5 INCOME TAX RETURNS AND REPORTS. The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded.

7.6 INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE. The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this trust agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Source Special Voting Share pursuant to Article 4 hereof, subject to section 7.15, and with respect to the Exchange Right pursuant to Article 5 hereof, subject to section 7.15, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof.

     None of the provisions contained in this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

7.7 ACTION OF BENEFICIARIES. No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this trust agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished and Trustee with the security or indemnity referred to in section 7.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Rights or the Automatic Exchange Rights except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

7.8 RELIANCE UPON DECLARATIONS. The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, power, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of section 7.9 hereof, if applicable, and with any other applicable provisions of this trust agreement.

7.9 EVIDENCE AND AUTHORITY TO TRUSTEE. Cableshare and/or Source shall furnish to the Trustee evidence of compliance with the conditions provided for in this trust agreement relating to any action or step required or permitted to be taken by Cableshare and/or Source or the Trustee under this trust agreement or as a result of any obligation imposed under this trust agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee as the request of or on the application of Cableshare and/or Source forthwith if and when:

      (a) such evidence is required by any other section of this trust agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

      (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this trust agreement, gives Cableshare and/or Source written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

      Such evidence shall consist of an Officer's Certificate of Cableshare and/or Source or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this trust agreement.

      Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by the Trustee at the request or on the application of Cableshare and/or Source, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Cableshare and/or Source it shall be in the form of an Officer's Certificate or a statutory declaration.

      Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this trust agreement shall include a statement by the person giving the evidence:

      (a) declaring that he has read and understands the provisions of this trust agreement relating to the condition in question;

      (b) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

      (c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed herein.

7.10   EXPERTS, ADVISERS AND AGENTS. The Trustee may:

      (a) in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Cableshare and/or Source or otherwise, and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

      (b) employ such agents and other assistants as it may reasonably require for the proper discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

7.11 INVESTMENT OF MONEYS HELD BY TRUSTEE. Unless otherwise provided in this trust agreement, any moneys held by or on behalf of the Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of Cableshare. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank of Canada or, with the consent of Cableshare, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any provide thereof at the rate of interest then current on similar deposits.

7.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this trust agreement or otherwise in respect of the premises.

7.13 TRUSTEE NOT BOUND TO ACT ON CABLESHARE'S REQUEST. Except as in this trust agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of Cableshare and/or Source or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14 AUTHORITY TO CARRY ON BUSINESS. The Trustee represents to Cableshare and Source that at the date of execution and delivery by it of this trust agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this trust agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in
Article 10.

7.15 CONFLICTING CLAIMS. If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to reorganize or to comply with any such claims or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

      (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

      (b) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

If the Trustee elects to reorganize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnity it as between all conflicting claims or demands.

7.16 ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust created and provided for by and in this trust agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

                                   ARTICLE 8

                                  COMPENSATION

8.1 FEES AND EXPENSES OF THE TRUSTEE. Source and Cableshare jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this trust agreement and will reimburse the Trustee for all reasonable expenses (including taxes) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its duties under this trust agreement; provided that Source and Cableshare shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or wilful misconduct.

                                   ARTICLE 9

                  INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1 INDEMNIFICATION OF THE TRUSTEE. Source and Cableshare jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers and agents appointed and acting in accordance with this trust agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this trust agreement, or any written or oral instructions delivered to the Trustee by Source or Cableshare pursuant hereto.

      In no case shall Source or Cableshare be liable under this indemnity for any claim against any of the Indemnified Parties unless Source and Cableshare shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii), below, Source and Cableshare shall be entitled to participate at their own expense in the defence and, if Source or Cableshare so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Source or Cableshare; or (ii) the named parties to any such suit include both the Trustee and Source or Cableshare and the Trustee shall have been advised by counsel acceptable to Source or Cableshare that there may be one or more legal defences available to the Trustee which are different from or in addition to those available to Source or Cableshare (in which case Source and Cableshare shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).

9.2 LIMITATION OF LIABILITY. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, wilful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10

                               CHANGE OF TRUSTEE

10.1 RESIGNATION. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Source and Cableshare specifying the date on which it desires to resign, provided that such notice shall never be given less than one month before such desired resignation date unless Source and Cableshare otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Source and Cableshare shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee.

10.2 REMOVAL. The Trustee, or any trustee hereafter appointed, may be removed at any time on 30 days' prior notice by written instrument executed by Source and Cableshare, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

10.3 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided under this trust agreement shall execute, acknowledge and deliver to Source and Cableshare and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this trust agreement, with the like effect as if originally named as trustee in this trust agreement. However, on the written request of Source and Cableshare or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this trust agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Source, Cableshare and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4 NOTICE OF SUCCESSOR TRUSTEE. Upon acceptance of appointment by a successor trustee as provided herein, Source and Cableshare shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If Source or Cableshare shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Source and Cableshare.

                                   ARTICLE 11

                               SOURCE SUCCESSORS

11.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. Source shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

      (a) such other person or continuing corporation is a corporation (herein called the "Source Successor") incorporated under the laws of any state of the United States or the laws of Canada or any province thereof;

      (b) Source Successor, by operation of law, becomes, without more, bound by the terms and provisions of this trust agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by Source Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Source Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Source under this trust agreement; and

      (c) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms and substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

11.2 VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of section 11.1 hereof have been duly observed and performed, the Trustee, if required, by section 11.1 hereof, Source Successor and Cableshare shall execute and deliver the supplemental trust agreement provided for in Article 12 and thereupon Source Successor shall possess and from time to time may exercise each and every right and power of Source under this trust agreement in the name of Source or otherwise and any act or proceeding by any provision of this trust agreement required to be done or performed by the Board of Directors of Source or any officers of Source may be done and performed with like force and effect by the directors or officers of such Source Successor.

11.3 WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Source with or into Source or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Source provided that all of the assets of such subsidiary are transferred to Source or another wholly-owned subsidiary of Source and any such transactions are expressly permitted by this Article 11.

                                   ARTICLE 12

                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

12.1 AMENDMENTS, MODIFICATIONS, ETC. This trust agreement may not be amended or modified except by an agreement in writing executed by Cableshare, Source and the Trustee and approved by the Beneficiaries in accordance with Section 10.2 of the Share Provisions.

12.2 MINISTERIAL AMENDMENTS. Notwithstanding the provisions of section 12.1 hereof, the parties to this trust agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this trust agreement for the purposes of:

      (a) adding to the covenants of either or both parties hereto for the protection of the Beneficiaries hereunder;

      (b) making such amendments or modifications not inconsistent with this trust agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the Board of

          Directors of each of Source and Cableshare and in the opinion of the Trustee, having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such boards of directors and the Trustee shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

      (c) making such changes or corrections which, on the advice of counsel to Cableshare, Source and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and the Board of Directors of each of Cableshare and Source shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Beneficiaries.

12.3 MEETING TO CONSIDER AMENDMENTS. Cableshare, at the request of Source, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Cableshare, the Share Provisions and all applicable laws.

12.4 CHANGES IN CAPITAL OF SOURCE AND CABLESHARE. At all times after the occurrence of any event effected pursuant to section 2.7 or 2.8 of the Support Agreement, as a result of which either Source Common Shares of the Exchangeable Shares or both are in any way changed, this trust agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Source Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

12.5 EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS. No amendment to or modification or waiver of any of the provisions of this trust agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time Cableshare (when authorized by a resolution of the Board of Directors), Source (when authorized by a resolution of its Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

      (a) evidencing the succession of Source Successors to Source and the covenants of and obligations assumed by each such Source Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

      (b) making any additions to, deletions from or alterations of the provisions of this trust agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee, will not be prejudicial to the interests of the Beneficiaries or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Source, Cableshare, the Trustee or this trust agreement; and

      (c) for any other purposes not inconsistent with the provisions of this trust agreement, including without limitation, to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee, the rights of the Trustee and the Beneficiaries will not be prejudiced thereby.

                                   ARTICLE 13

                                  TERMINATION

13.1 TERM. The Trust created by this trust agreement shall continue until the earliest to occur of the following events:

      (a) no outstanding Exchangeable Shares are held by a Beneficiary;

      (b) each of Cableshare and Source elects in writing to terminate the Trust and such termination is approved by the Beneficiaries of the Exchangeable Shares in accordance with Section 10.2 of the Share Provisions; and

      (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of Canada and of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

13.2 SURVIVAL OF AGREEMENT. This trust agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Articles 9 and 10 shall survive any such termination of this trust agreement.

                                   ARTICLE 14

                                    GENERAL

14.1 SEVERABILITY. If any provision of this trust agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this trust agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2 ENUREMENT. This trust agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries.

14.3 NOTICES TO PARTIES. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

      (a)  if to Source at:

           Source Media, Inc.
           8140 Walnut Hill Lane
           Suite 1000
           Dallas, Texas 75231
           U.S.A.

           Attention: Chairman and CEO
           Telecopier: (214) 890-9132

      (b)  if to Cableshare at:

           Cableshare Inc.
           150 Dufferin Avenue
           Suite 906
           London, Ontario
           Canada N6A 5N6

           Attention: President
           Telecopier: (519) 663-0339

      (c)  if to the Trustee at:

           --

           Attention:   --
           Telecopy:    --

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

14.4 NOTICE OF BENEFICIARIES. Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of Cableshare from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such holders.

14.5 RISK OF PAYMENTS BY POST. Whenever payments are to be made or documents are to be sent to any Beneficiary by the Trustee or by Cableshare, or by such Beneficiary to the Trustee or to Source or Cableshare, the making of such payment or sending of such document sent through the post shall be at the risk of the party paying or sending the same.

14.6 COUNTERPARTS. This trust agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.7 JURISDICTION. This trust agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

14.8 ATTORNMENT. Source agrees that any action or proceeding arising out of or relating to this trust agreement may be instituted in the courts of Ontario, waives any objection which it may have now hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Cableshare at its registered office in the Province of Ontario as Source's attorney for service of process.

      IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be duly executed as of the date first above written.


                                            SOURCE MEDIA, INC.

                                            by
                                              ---------------------------------

                                                                            C.S.
                                            --------------------------------


                                            CABLESHARE INC.

                                            by
                                              ---------------------------------

                                                                            C.S.
                                            --------------------------------


                                            -- TRUST COMPANY

                                            by
                                              ---------------------------------

                                            -----------------------------------